STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP Japan	Jun. 30, 2025 JPY (¥)	Jun. 30, 2025 USD ($)	Jun. 30, 2024 JPY (¥)
ASSETS, At fair value:
Cash	¥ 18,189,658	$ 126,172	¥ 18,266,667
The Procter & Gamble Company common stock 2025: 994,167 shares, cost ¥26.31 billion ($182.5 million) 2024: 1,060,102 shares, cost ¥23.46 billion ($145.9 million)	22,936,731,446	159,100,556	28,160,193,757
Total Assets	22,954,921,104	159,226,728	28,178,460,424
LIABILITY
Accrued professional fees	6,924,068	48,029	6,525,935
Total Liabilities	6,924,068	48,029	6,525,935
NET ASSETS AVAILABLE FOR PLAN BENEFITS	¥ 22,947,997,036	$ 159,178,699	¥ 28,171,934,489